Investor Presentation EXHIBIT 99.1 © 2013 Valley National Bank. Member FDIC. Equal Opportunity Lender.

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.

Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,”
“reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: a severe decline in the general economic conditions of New Jersey and the New York Metropolitan area; higher than expected loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business from the recent damages to our primary markets by Hurricane Sandy; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; unanticipated deterioration in our loan portfolio; an unanticipated reduction in our “originate and sell” residential mortgage strategy or a slowdown in residential mortgage loan refinance activity; Valley’s inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected increases in our allowance for loan losses; higher than expected increases in loan losses or in the level of nonperforming loans; unexpected changes in interest rates; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; an unexpected decline in real estate values within our market areas;
charges against earnings related to the change in fair value of our junior subordinated debentures; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business;
government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and
Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in increased compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; the inability to realize expected cost savings and revenue synergies from the merger of State
Bancorp with Valley in the amounts or in the timeframe anticipated; inability to retain State Bancorp’s customers and employees; lower than expected cash flows from purchased credit impaired loans; and other unexpected material adverse changes in our operations or earnings.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on
Form 10-K for the year ended December 31, 2011. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank
•
Focus on Credit Quality
•
Conservative Strategies
•
Never Had a Losing Quarter
•
Affluent and Heavily Populated
Footprint
•
Strong Customer Service
•
Experienced Senior and Executive
Management
•
Large percentage of retail
ownership
–
Long-term investment approach
–
Focus on cash and stock
dividends
•
Large insider ownership, family
members, retired employees and
retired directors
•
Approximately 280 institutional
holders  or 44% of all shares held*
Our Approach

*Source: Bloomberg as of  2/7/2013
Large Bank that Operates and Feels
Like a Small Closely Held Company

New Jersey

75%
New Jersey Deposits
25%
New York Deposits

Valley National Bank

Valley National Bank
•
Traded on the NYSE (VLY)
•
Regional Bank Holding Company
•
Headquartered in Wayne, NJ
•
Operates 210 Branches
Corporate Profile
– Northern NJ – Central NJ – Manhattan
– Brooklyn – Queens – Long Island
As of 12/31/2012
Total Assets $16.0 billion
Total Loans
(Covered, Non-Covered & HFS)
$11.1 billion
Total Deposits $11.3 billion
Market Cap
$1.9 billion*
*Source: Bloomberg as of  1/30/2013
As of 12/31/2012

•
2012 Total NY Relationships
•
$2.8 billion in NY deposits
•
$2.1 billion in NY loans
© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley’s 4Q 2012 Highlights
Highlights
• 4Q 2012 net income of $36.8 million or $0.19
diluted EPS compared to $24.5 million or $0.14
diluted EPS
• Despite Hurricane Sandy and the holiday
season, residential mortgage originations
totaled a record high $531 million
• Net charge-offs were $4.3 million or 0.15% of
average total loans
Residential Originations*
Net Charge-Offs & Allowance*
Dashboard
*Non-Covered Loans Only
As of 12/31/2012

*Originations expressed in millions
Residential Applications
$383
$451
$531
0
200
400
600
4Q 2011 3Q 2012 4Q 2012
8,566
10,702
15,153
0
5,000
10,000
15,000
20,000
2010 2011 2012
0.60%
0.21%
0.15%
1.26%
1.09%
1.11%
0.00%
0.50%
1.00%
1.50%
4Q 2011 3Q 2012 4Q 2012
NCO Allowance

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Asset & Loan
Composition
Total Assets
$16.0 Billion
Non-Covered Loans (Gross)
$10.8 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
As of 12/31/2012

Intangible
Assets 3%
Other
Assets* 8%
Cash 5%
Securities
15%
Non-Covered Loans
68%
Covered Loans
1%
Commercial
Real Estate
41%
Construction
Loans 4%
Other Consumer
6%
Auto Loans
7%
Commercial
Loans
19%
Residential
Mortgages
23%
At 12/31/2009 – CRE 37%, Residential 21%, C&I 19%, Auto 11%, Other Consumer 7%, C&D 5%

174,106
521,921
538,213
487,014
621,888
868,933
975,085
1,170,333
1,983,413
219,976
295,404
308,843

Valley National Bank

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
New Loan Originations
Trend
2 year average increase between 2010 - 2012

52%
Average
Increase
39%
Average
Increase
105%
Average
Increase
20%
Average
Increase
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
CRE C&I Residential Consumer
2010 2011 2012

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Commercial Real Estate - $4.5 Billion
(Includes both Covered and Non-Covered Loans)
Primary Property
Type
$ Amount
(Millions)
% of
Total
2009 Avg
LTV
2012 Avg
LTV
Retail 1,066 24% 50% 50%
Apartments 843 19% 49% 37%
Industrial 783 17% 53% 51%
Office 521 11% 54% 50%
Mixed Use 497 11% 46% 44%
Healthcare 297 7% 61% 59%
Specialty 281 6% 49% 49%
Residential 92 2% 52% 51%
Land Loans 111 2% 58% 64%
Other 42 1% 46% 40%

Commercial Real Estate
Diversified Portfolio
As of 12/31/2012
-Average LTV based on current balances and most recent appraised value.
- LTV calculation excludes Covered-Loans.
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $397 Million in Construction loans.
Retail
24%
19%
17%
11%
11%
7%
6%

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Retail Property Types - $1.1 Billion
(Non-Covered Loans)
Retail Property Type
% of
Total
2009
Avg LTV
Multi-Tenanted - No Anchor 24% 56% 53%
Multi-Tenanted - Anchor 23% 50% 51%
Single Tenant 23% 51% 51%
Auto Dealership 9% 50% 49%
Private & Public Clubs 7% 30% 32%
Food Establishments 5% 52% 54%
Entertainment Facilities 4% 43% 54%
Private Education Facilities 3% 51% 45%
Auto Servicing 2% 53% 48%
-Average LTV based on current balances and most recent appraised value
-LTV calculation excludes covered loans
-The chart above does not include construction loans.

Retail Composition
Commercial Real Estate
As of 12/31/2012
2012
Avg LTV
24%
23%
23%
9%
7%
5%
4%

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Primary Property
Type
$ Amount
(Millions)
2009%
of Total
2012%
of Total
Residential 130 50% 32%
Retail 75 8% 19%
Apartments 64 2% 16%
Land Loans 48 13% 12%
Mixed Use 41 15% 10%
Other 13 3% 3%
Industrial 3 1% 1%
Office 1 4% 1%
Healthcare 11 2% 3%
Specialty 11 1% 3%

Composition
Construction Loan
Total Construction Loans - $397 Million
(Non-Covered Loans)
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
As of 12/31/2012
32%
19%
16%
12%
10%
3%

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Asset Quality
2012 YTD Net Charge-offs
*Source: SNL 1/30/2013
*
As of 12/31/2012

0.21%
0.56%
0.48%
0.11%
0.19%
0.25%
0.50%
0.68%
1.99%
0.61%
0.75%
1.62%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
CRE C&I C&D Residential Home
Equity
Consumer
VLY Peers
Peer group includes banks between $3 billion and $50 billion in assets

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Investment Portfolio
By Investment Grade Key Comments
Key Highlights & Composition
•
$2.4 billion investment portfolio
•
As part of Valley’s macro asset/liability
strategy, the bank continues to manage the
duration of its investment portfolio
•
No OTTI recognized during 4Q 2012,
compared to $4.7 million during 3Q 2012
•
Net gains on securities transactions were
immaterial for 4Q 2012 compared with $1.5
million during 3Q 2012
AAA 67%
AA 12%
A 2%
BBB 5%
Non Investment Grade 4%
Not Rated 10%
Investment Type 2009 2012
GSE MBS (GNMA) 30% 38%
State, County, Municipals 8% 17%
GSE MBS (FNMA/FHLMC) 28% 14%
Trust Preferred 13% 10%
US Treasury 9% 8%
Other 5% 7%
Corporate Bonds 3% 4%
Private Label MBS 4% 2%
By Investment Type
As of 12/31/2012

12%
2%
5%
4%
10%
38%
17%
14%
10%
8%
67%

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Liability & Deposit
Composition
Total Liabilities
$14.5 Billion
Total Deposits
$11.3 Billion
As of 12/31/2012

Other
Liabilities
3%
Long-term
Borrowings 18%
Total Deposits
78%
Non-Interest
Bearing
32%
Time Deposits
22%
Interest Bearing
46%
Short-term
Borrowings 1%

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Deposits & Borrowings
Non-Interest Bearing Deposits Key Comments
Cost of Long Term Borrowings
Key Highlights and Comments
•
4Q 2012 total cost of funds declined 1 basis
point linked quarter to 1.25%
•
Increase in non-interest bearing deposit
composition led to a 3 basis point decline in
cost of deposits linked quarter to 0.49%
•
NY deposits represent approximately 25%
of all deposits
*Period Ending Balances as % of Total Period Ending Deposits
As of 12/31/2012

27.0%
28.8%
31.6%
24%
26%
28%
30%
32%
2010 2011 2012
4.45%
4.37%
4.21%
4.0%
4.1%
4.2%
4.3%
4.4%
4.5%
2010 2011 2012

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Significant unrealized gain on facilities, referenced in slide 6, not incorporated in capital ratios reflected above. *Non-GAAP reconciliations shown on slides 18 and 19
Capital Ratios
As of
12/31/2012
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.71% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.14% N/A
Tier I Common Ratio 9.24% N/A
Tier I 10.87% 6.00%
Tier II 12.38% 10.00%
Leverage 8.09% 5.00%
Book Value $7.57 N/A
Tangible Book Value $5.26 N/A
Regulatory Capital
Composition & Ratios
As of 12/31/2012

LL Reserve
9%
Sub-debt 3%
Trust Preferred
13%
Tier I Common
Capital 75%
Total Tier II Capital
$1.4 Billion

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Shareholder Returns

Historical Financial Data (1) (Dollars in millions, except for share data)
2012 16,013 $    143.6 $    $0.73 0.91% 9.57% $0.65 5/12  - 5% Stock Dividend
2011 14,253       132.5        0.74 0.93 10.11 0.66 5/11  - 5% Stock Dividend
2010 14,151       130.0        0.73 0.92 10.23 0.65 5/10  - 5% Stock Dividend
2009 14,291       114.8        0.57 0.80 8.55 0.66 5/09  - 5% Stock Dividend
2008 14,724       92.3          0.57 0.68 8.61 0.66 5/08  - 5% Stock Dividend
2007 12,749       153.2        1.00 1.25 16.43 0.65 5/07  - 5% Stock Dividend
2006 12,395       163.7        1.04 1.33 17.24 0.64 5/06  - 5% Stock Dividend
2005 12,436       163.4        1.06 1.39 19.17 0.62 5/05  - 5% Stock Dividend
2004 10,763       154.4        1.05 1.51 22.77 0.60 5/04  - 5% Stock Dividend
2003 9,873         153.4        1.05 1.63 24.21 0.57 5/03  - 5% Stock Dividend
2002 9,148         154.6        1.01 1.78 23.59 0.54 5/02  - 5:4 Stock Split
2001 8,590         135.2        0.85 1.68 19.70 0.51 5/01  - 5% Stock Dividend
2000 6,426         106.8        0.82 1.72 20.28 0.48 5/00  - 5% Stock Dividend
1999 6,360         106.3        0.77 1.75 18.35 0.45 5/99  - 5% Stock Dividend
1998 5,541         97.3          0.74 1.82 18.47 0.41 5/98  - 5:4 Stock Split
1997 5,091         85.0          0.68 1.67 18.88 0.36 5/97  - 5% Stock Dividend
Years Ended
(2) Total Assets
Net Income
(3) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
(1)
(2)
(3)
All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented. Data for the years prior to 2001 in the table above exclude certain prior year results for merger transactions accounted for using the pooling-of-interests method.
Previously reported results for 2011, 2010, 2009 and 2008 have been revised to reflect an increase in non-interest expense, which after taxes, reduced net income by $1.1 million, $1.2 million, $1.2 million and $1.3 million, respectively, and reduced basic and diluted earnings per common share by $0.01 for each of these years.  Total assets and the other statistical data presented in the table have been revised accordingly.
Net income includes other-than-temporary impairment charges on investment securities, net of tax benefit, totaling  $3.0 million, $12.2 million, $2.9 million, $4.0 million, $49.9 million, $10.4 million, and
$3.0 million for the years ended 2012, 2011, 2010, 2009, 2008, 2007, and 2006, respectively.

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Equity $1,502,377 Total Assets $16,012,646
Less: Net unrealized gains on securities
available for sale
3,269 Less: Goodwill & Other Intangible Assets (459,357)
Plus: Accumulated net gains (losses) on cash
flow hedges, net of tax
12,676 Total Tangible Assets  (TA) $15,553,289
Plus: Pension liability adjustment, net of tax 34,964 Total Equity $1,502,377
Less: Goodwill, net of tax (428,234) Less: Goodwill & Other Intangible Assets (459,357)
Less: Disallowed other intangible assets (15,037) Total Tangible Common Equity (TCE) $1,043,020
Less: Disallowed deferred tax asset (55,012)
Tier I Common Capital $1,055,003
Ratios
Plus: Trust preferred securities 186,313
TCE / TA 6.71%
Total Tier I Capital $1,241,316
TCE / RWA 9.14%
Plus: Qualifying allowance for credit losses $132,495
Plus: Unrealized gains on equity securities 90
Tier I (Total Tier I / RWA)
10.87%
Plus: Qualifying sub debt 40,000
Tier II (Total Tier II / RWA)
12.38%
Total Tier II Capital $1,413,901
Risk Weighted Assets (RWA) $11,417,521
Tier I Common Capital Ratio
(Tier 1 common /RWA)
9.24%
12/31/2012
Non-GAAP Disclosure Reconciliations
($ in Thousands)

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.
12/31/2012
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Common Shares Outstanding 198,438,271
Shareholders’ Equity $1,502,377
Less: Goodwill and Other
Intangible Assets
(459,357)
Tangible Shareholders’ Equity $1,043,020
Tangible Book Value $5.26